UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-A
FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO SECTION
12(b) OR (g) OF THE SECURITIES EXCHANGE ACT OF 1934
Federal National Mortgage Association
(Exact name of registrant as specified in its charter)
Fannie Mae

Federally Chartered Corporation (State of incorporation or organization)	52-0883107 (I.R.S. Employer Identification No.)

3900 Wisconsin Avenue, NW Washington, DC	20016
(Address of principal executive offices)	(Zip Code)
Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
Common Stock, without par value	New York Stock Exchange Chicago Stock Exchange
If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☑
If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☐
Securities Act registration statement file number to which this form relates: Not Applicable
Securities to be registered pursuant to Section 12(g) of the Act: None
None
(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT
Item 1. Description of Registrant’s Securities to be Registered.
Registrant previously registered its common stock under Section 12(g) of the Exchange Act in a registration statement on Form 10 (the “Form 10”) filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2003. Item 11 “Description of Registrant’s Securities to be Registered” of the registrant’s Form 10 is incorporated by reference into this registration statement.
Item 2. Exhibits.
3.1	The Fannie Mae Charter Act filed with the SEC as Exhibit 3.1 to the registrant’s Form 10 is incorporated by reference into this registration statement.

3.2	The registrant’s Bylaws filed with the SEC on March 6, 2008 as Exhibit 3.1 to the registrant’s current report on Form 8-K is incorporated by reference into this registration statement.
SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Federal National Mortgage Association Date July 28, 2008
By	/s/ POLLY N. KLANE
Polly N. Klane
Senior Vice President & Deputy General Counsel

Index to Exhibits

Exhibit No.	Exhibit

3.1	The Fannie Mae Charter Act filed with the SEC on March 31, 2003 as Exhibit 3.1 to the registrant’s registration statement on Form 10 is incorporated by reference into this registration statement.

3.2	The registrant’s Bylaws filed with the SEC on March 6, 2008 as Exhibit 3.1 to the registrant’s current report on Form 8-K is incorporated by reference into this registration statement.

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